UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 14, 2017
(Date of earliest event reported)

Callidus Software Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4140 Dublin Boulevard, Suite 400, Dublin, CA 94568
(Address of principal executive offices) (Zip Code)

(925) 251-2200
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07. Submission of Matters to a Vote of Security Holders.
Callidus Software Inc. (“Company”) held its 2017 Annual Meeting of Stockholders (“Annual Meeting”) on June 14, 2017 at the Company’s headquarters. As of the record date, April 17, 2017, 64,862,796 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 61,828,535 shares of Company common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.
At the Annual Meeting, the stockholders of the Company voted on the following proposals to: (i) elect two Class II members to the board of directors; (ii) approve an amendment to the 2013 Stock Incentive Plan; (iii) approve, on an advisory basis, executive compensation; (iv) approve, on an advisory basis, the frequency of future advisory votes on executive compensation; and (v) ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. Each of these proposals is described in more detail in the Company’s definitive proxy statement, dated April 27, 2017 (“Proxy Statement”). The voting results for each of the proposals are detailed below:

1.
Proposal 1: Election of Class II directors. Each of the two directors nominated for election by the Company’s board of directors was elected to serve as a Class II director and to hold office for a three-year term that ends immediately prior to the Company’s 2020 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The voting results were as follows:

Director	For	Against	Abstentions	Broker Non-Votes
Kevin M. Klausmeyer	56,548,710	854,677	84,271	4,340,877
James D. White	56,547,561	855,826	84,271	4,340,877

2.
Proposal 2: Amendment to 2013 Stock Incentive Plan. The Company’s stockholders approved the amendment to the Company’s 2013 Stock Incentive Plan as set forth in more detail in the Proxy Statement. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
52,760,057	4,629,949	97,652	4,340,877

3.
Proposal 3: Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation program as set forth in more detail in the Proxy Statement. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
55,278,663	2,121,577	87,418	4,340,877

4.
Proposal 4: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The Company’s stockholders indicated their preference, on an advisory basis, that an advisory vote on the compensation of the Company’s named executive officers be held every one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions
53,516,456	375,294	3,509,139	86,769

5.
Proposal 5: Appointment of Independent Auditors. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
61,636,868	69,497	122,170	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date: June 16, 2017	By:	/s/ Roxanne Oulman
Roxanne Oulman
Executive Vice President, Chief Financial Officer